EXHIBIT 99.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. §1350)

In connection with the annual report of Oriental Group CODA Profit Sharing Plan (the “Plan”) on Form 11-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vanessa González, Senior Vice President Human Resources and Plan Administrator, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

1.               the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               the information contained in the Report fairly presents, in all material respects, the net assets available for the benefits and changes in net assets available for benefits of the Plan.

In witness whereof, I execute this certification in San Juan, Puerto Rico, this 24th day of June, 2003.

By:	/s/Vanessa González
Vanessa González Senior Vice President Human Resources and Plan Administrator